Interest and Other, Net	12 Months Ended
Dec. 31, 2017
Banking and Thrift, Interest [Abstract]
Interest and Other, Net
Interest and other, net
Interest and other income of EUR 7.2 million (2016: EUR 71.7 million and 2015: EUR 10.9 million) relates to interest income on deposits, short-term investments, money market funds, bank accounts and on finance receivables. In addition, in 2016 we recognized EUR 55.2 million on foreign currency revaluations of transactions and balances relating to the HMI acquisition in interest and other, net.
Interest and other costs of EUR 57.5 million (2016: EUR 38.0 million and 2015: EUR 27.4 million) mainly consist of net interest expense on our Eurobonds and related interest rate swaps, hedges, interest on finance lease obligations and amortized financing costs. The increase of the interest and other costs mainly relates to the full year impact of the Eurobond issued in 2016.